Financial expenses (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Components of financial expenses
The following is a breakdown of the current and non-current portion of our debt outstanding as of December 31, 2023 and December 31, 2022:

	At December 31,
In thousands of U.S. dollars	2023	2022
Current portion of bank debt (1)	$220,965	$31,504
Sale and leaseback liabilities (2)	206,757	269,145
Current portion of long-term debt	427,722	300,649

Non-current portion of bank debt and bonds (3)	939,188	264,106
Sale and leaseback liabilities (4)	221,380	871,469
	$1,588,290	$1,436,224
(1)The current portion at December 31, 2023 was net of unamortized deferred financing fees of $5.0 million. The current portion at December 31, 2022 was net of unamortized deferred financing fees of $0.5 million.
(2)The current portion at December 31, 2023 was net of unamortized deferred financing fees of $0.8 million and prepaid interest of $0.3 million. The current portion at December 31, 2022 was net of unamortized deferred financing fees of $0.8 million and prepaid interest of $2.5 million.
(3)The non-current portion at December 31, 2023 was net of unamortized deferred financing fees of $20.6 million. The non-current portion at December 31, 2022 was net of unamortized deferred financing fees of $4.0 million.
(4)The non-current portion at December 31, 2023 was net of unamortized deferred financing fees of $2.3 million. The non-current portion at December 31, 2022 was net of unamortized deferred financing fees of $7.4 million.
The following is a roll-forward of the activity within debt (current and non-current, and inclusive of IFRS 16 - lease liabilities), by facility, for the year ended December 31, 2023:

		Activity				Balance as of December 31, 2023 consists of:
In thousands of U.S. dollars	Carrying Value as of December 31, 2022	Drawdowns	Repayments	Other Activity(1)	Carrying Value as of December 31, 2023	Current	Non-Current
Hamburg Commercial Bank Credit Facility	33,732	—	(33,732)	—	—	—	—
Prudential Credit Facility	39,286	—	(5,546)	—	33,740	33,740	—
2019 DNB / GIEK Credit Facility	38,338	—	(38,338)	—	—	—	—
BNPP Sinosure Credit Facility	80,576	—	(10,909)	—	69,667	10,909	58,758
2020 $225.0 Million Credit Facility	37,765	—	(37,765)	—	—	—	—
2023 $225.0 Million Credit Facility	—	225,000	(25,425)	—	199,575	33,900	165,675
2023 $49.1 Million Credit Facility	—	49,088	(3,462)	—	45,626	4,615	41,011
2023 $117.4 Million Credit Facility	—	117,394	(8,504)	—	108,890	17,007	91,883
2023 $1.0 Billion Credit Facility	—	901,000	(336,093)	—	564,907	116,149	448,758
2023 $94.0 Million Credit Facility	—	94,000	(1,092)	—	92,908	9,666	83,242
Ocean Yield Lease Financing	114,273	—	(89,484)	454	25,243	3,035	22,208
BCFL Lease Financing (LR2s)	67,058	—	(68,310)	1,252	—	—	—
CSSC Lease Financing	119,165	—	(121,279)	2,114	—	—	—
BCFL Lease Financing (MRs)	53,202	—	(31,068)	(481)	21,653	21,653	—
AVIC Lease Financing	77,769	—	(77,769)	—	—	—	—
2020 CMBFL Lease Financing	38,090	—	(38,090)	—	—	—	—
2020 TSFL Lease Financing	40,607	—	(40,607)	—	—	—	—
2020 SPDBFL Lease Financing	80,616	—	(43,753)	763	37,626	37,626	—
2021 AVIC Lease Financing	83,662	—	(7,252)	1,157	77,567	77,567	—
2021 CMBFL Lease Financing	68,045	—	(6,520)	—	61,525	6,520	55,005
2021 TSFL Lease Financing	49,997	—	(4,380)	865	46,482	46,482	—
2021 CSSC Lease Financing	48,631	—	(48,631)	—	—	—	—
2021 $146.3 Million Lease Financing	133,699	—	(133,699)	—	—	—	—

2021 Ocean Yield Lease Financing	63,933	—	(5,850)	—	58,083	5,866	52,217
2022 AVIC Lease Financing	112,620	—	(9,169)	—	103,451	9,168	94,283
IFRS 16 - Leases - 3 MR (See Note 6)	21,138	—	(36,933)	15,795	—	—	—
IFRS 16 - Leases - $670.0 Million (see Note 6)	475,939	—	(480,396)	4,457	—	—	—
Unsecured Senior Notes Due 2025	70,451	—	—	45	70,496	—	70,496
	$1,948,592	$1,386,482	$(1,744,056)	$26,421	$1,617,439	$433,903	$1,183,536
Less: deferred financing fees	(12,758)	(27,627)	—	11,571	(28,814)	(5,846)	(22,968)
Less: prepaid interest expense	(3,735)	—	3,400	—	(335)	(335)	—
Total	$1,932,099	$1,358,855	$(1,740,656)	$37,992	$1,588,290	$427,722	$1,160,568
(1)    Relates to non-cash accretion, write-offs, amortization or other adjustments on (i) debt or lease obligations assumed as part of the 2017 merger with Navig8 Product Tankers Inc. ("NPTI"), which were recorded at fair value on the closing dates, (ii) the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options; and (iii) our Unsecured Senior Notes Due 2025, as discussed below.
Interest Rate Benchmark Reform
Interest in most of our financing agreements has historically been based on published rates for LIBOR. The ICE Benchmark Administration (“IBA”), the administrator of LIBOR, with the support of the United States Federal Reserve and the United Kingdom’s Financial Conduct Authority, ceased the publication of all U.S. Dollar LIBOR tenors on June 30, 2023.
In response to the anticipated discontinuation of LIBOR, the Alternative Reference Rate Committee, a committee convened by the Federal Reserve that includes major market participants, proposed an alternative rate to replace U.S. Dollar LIBOR: the Secured Overnight Financing Rate, or “SOFR.”
During the year ended December 31, 2023, we transitioned our existing loan and lease financing agreements from U.S. Dollar LIBOR to SOFR plus a credit spread adjustment (“CSA”) which varied from zero basis points to 26.161 basis points depending on the financing arrangement. We have applied the practical expedient pursuant to the Amendments to IFRS 9 – Financial Instruments (IBOR reform) as our secured bank debt and lease financing arrangements are carried at amortized cost, and therefore the change in the effective interest rate on these arrangements that has arisen from IBOR reform was deemed to be economically equivalent to the previous basis. Accordingly, no gain or loss was recognized upon transition.

	For the year ended December 31,
In thousands of U.S. dollars	2023	2022	2021
Interest expense on debt, net of capitalized interest (1)	$158,286	$137,123	$115,983
Accretion of convertible notes (as described in Note 12)	—	12,718	13,265
Amortization of deferred financing fees	7,292	6,385	7,570
Loss on extinguishment of debt and write-off of deferred financing fees (2)	16,525	11,463	3,604
Accretion of premiums and discounts on debt (3)	1,128	2,106	3,682
Total financial expenses	$183,231	$169,795	$144,104
 (1) The increase in interest expense, net of capitalized interest during the year ended December 31, 2023 is primarily attributable to an increase in the benchmark interest rates (both LIBOR and SOFR) as compared to the year ended December 31, 2022. During the year ended December 31, 2023, benchmark interest rates continued to increase as central banks around the world introduced measures to combat inflation. The increases in benchmark rates were partially offset by the overall reduction in our indebtedness arising from (i) the sales of 20 vessels during the years ended December 31, 2023 and 2022 (and repayments of the related debt or lease financing obligations), (ii) the unscheduled debt and lease repayments on 58 and 23 vessels during the year ended December 31, 2023 and 2022, respectively, as discussed in Note 12, (iii) the maturity of the Convertible Notes Due 2022 in May 2022, and (iv) the conversion of the Convertible Notes Due 2025 in December 2022. These reductions were partially offset by new borrowings as discussed in Note 12. The combination resulted in higher interest expense for the year ended December 31, 2023 compared to December 31, 2022 despite the reduction in the average carrying value of our debt to $1.92 billion from $2.69 billion, respectively.
The increase in interest expense, net of capitalized interest during the year ended December 31, 2022 is primarily attributable to higher average LIBOR rates compared to the year ended December 31, 2021. As a result of the easing of COVID-19 restrictions, the related economic recovery and corresponding inflationary pressures, LIBOR rates increased significantly throughout 2022. The increases in LIBOR rates were partially offset by the overall reductions in our indebtedness arising from (i) the sales of 18 vessels during the year ended December 31, 2022 (and repayments of the related debt or lease financing obligations), (ii) the unscheduled debt and lease repayments on 23 vessels, (iii) the maturity of the Convertible Notes Due 2022 in May 2022, and (iv) the conversion of the Convertible Notes Due 2025 in December 2022. The combination resulted in higher interest expense for the year ended December 31, 2022 compared to December 31, 2021 despite the decrease in the average carrying value of our debt to $2.69 billion during the year ended December 31, 2022 as compared to $3.14 billion for the year ended December 31, 2021.
Interest payable during those periods was offset by interest capitalized of $0.2 million and $0.2 million, during the years ended December 31, 2022 and 2021 respectively. There was a nominal amount of capitalized interest during the year ended December 31, 2023.
(2)     The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2023 include (i) $10.2 million in costs related to the extinguishment of debt, (ii) $4.3 million of write-offs of deferred financing fees related to the unscheduled debt and lease repayments during the year, (iii) $2.7 million relating to write-offs of the discounts related to the unscheduled debt and lease repayments during the year, (iv) $0.8 million of accelerated effective interest on right of use liabilities related to unscheduled lease payments during the year, offset by (v) a gain of $1.5 million related to the adjustment of the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2022 include (i) $6.6 million of write-offs of deferred financing fees related to the repayments of debt for the 18 vessels sold during the year along with the notifications to exercise purchase options on certain lease financed vessels during the year, (ii) $4.9 million in costs related to the extinguishment of debt, (iii) $0.9 million of write-offs of the discounts related to the payment of indebtedness on certain vessels sold and to the notifications to exercise purchase options on certain vessels, offset by (iv) a gain of $0.9 million related to the adjustment of the carrying values of certain sale and leaseback arrangements related to the notifications to exercise purchase options.
The loss on extinguishment of debt and write-off of deferred financing fees during the year ended December 31, 2021 include (i) $3.0 million of write-offs of deferred financing fees related to the refinancing of existing indebtedness on certain vessels and (ii) $0.6 million of write-offs of the premium and discounts related to the refinancing of existing indebtedness on certain vessels.
(3) The accretion of premiums and discounts primarily represents the accretion or amortization of the fair value adjustments relating to the indebtedness assumed as part of the 2017 acquisition of Navig8 Product Tankers Inc.